UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2023

Owens & Minor, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-09810		54-1701843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9120 Lockwood Boulevard,	Mechanicsville	Virginia	23116
(Address of principal executive offices)			(Zip Code)

Post Office Box 27626, Richmond, Virginia			23261-7626
(Mailing address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (804) 723-7000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
Owens & Minor, Inc. (we, our or the Company) is filing this Current Report on Form 8-K to furnish certain unaudited reclassified financial information and recast non-GAAP information for the year ended December 31, 2022 and for each of the quarters during the year ended December 31, 2022, to reflect the changes in the Company’s reporting that were effective during the first quarter of 2023. These changes will be reflected in the Company’s earnings release and Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 to be filed with the Securities and Exchange Commission.
We are changing the line-item presentation in our statements of operations to break out intangible amortization from our distribution, selling and administrative expenses, which will be combined in a separate line item, titled 'acquisition-related charges and intangible amortization' to provide a more comprehensive view of expenses associated with acquisitions. Additionally, our exit and realignment activities will be included in a separate line item titled 'exit and realignment charges.' These changes in presentation do not impact the Company’s historical consolidated balance sheets, consolidated statements of comprehensive income, consolidated statements of changes in shareholders' equity or consolidated statements of cash flows for any fiscal period.
To better assist investors and management in comparing the Company's performance to that of its competitors and in evaluating financial and operating results, we are also modifying our non-GAAP reporting to include stock compensation and inventory LIFO charges and credits as reconciling items to arrive at Adjusted EBITDA. These changes will be reflected in our revised Adjusted EBITDA guidance in the Company's earnings release for the quarter ended March 31, 2023, which is scheduled for the morning of May 5, 2023.
The Company is furnishing the financial information attached hereto as Exhibit 99.1 pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The reclassified and recasted financial information contained in Exhibit 99.1 does not represent a restatement or reissuance of previously issued financial statements.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

99.1
Unaudited reclassified summary financial information and recast non-GAAP information for Owens & Minor, Inc. and its subsidiaries for the fiscal year ended and quarters during the year ended December 31, 2022 (furnished pursuant to Item 7.01)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: April 17, 2023	By:	/s/ Nicholas J. Pace
		Name:	Nicholas J. Pace
		Title:	Executive Vice President, General Counsel and Corporate Secretary